LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

KEMPER HIGH INCOME TRUST

                                 "... Our portfolio positioning helped the trust
                             provide above-average results despite exceptionally
                                          weak high-yield bond and equity market
                                        conditions during fiscal year 2000. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
19
FINANCIAL STATEMENTS
23
FINANCIAL HIGHLIGHTS
24
NOTES TO FINANCIAL STATEMENTS
28
REPORT OF INDEPENDENT AUDITORS
29
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
32
SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER HIGH INCOME TRUST
 TOTAL RETURNS

 FOR THE YEAR ENDED NOVEMBER 30, 2000:

                                         KEMPER HIGH
                                         INCOME TRUST
 .........................................................
    BASED ON NAV                             -12.57%
 .........................................................
    BASED ON MARKET PRICE                     -5.45%
 .........................................................

 KEMPER HIGH INCOME TRUST
 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    NET ASSET VALUE                  $6.09      $7.89
 .........................................................
    MARKET PRICE                     $7.19      $8.63
 .........................................................

INVESTMENTS BY THE FUND IN LOWER-QUALITY BONDS PRESENT GREATER RISK TO PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER-QUALITY BONDS.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER-SHARE DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 2000.

                                             KEMPER HIGH
                                             INCOME TRUST
 .................................................................
    ONE-YEAR INCOME:                                  $0.9720
 .................................................................
    NOVEMBER DIVIDEND:                                $0.0810
 .................................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)                         15.96%
 .................................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)                            13.54%
 .................................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6.50 percent is 150 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[RESIS PHOTO]

HARRY RESIS IS LEAD PORTFOLIO MANAGER FOR THE TRUST. WITH ZURICH SCUDDER INVESTMENTS, INC. SINCE 1988, HE IS A MANAGING DIRECTOR AND THE LEAD PORTFOLIO MANAGER FOR ALL KEMPER HIGH-YIELD OPEN-END BOND FUNDS.

[DOYLE PHOTO]

DAN DOYLE IS A PORTFOLIO MANAGER FOR THE TRUST. HE HAS BEEN INVOLVED WITH KEMPER OPEN-END HIGH-YIELD FUNDS IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A SENIOR TRADER FOR THE FUND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED A RECOMMENDATION OF ANY SPECIFIC SECURITY.

WHILE LONG-TERM GOVERNMENT BONDS PERFORMED WELL DURING THE PAST 12 MONTHS, HIGH-YIELD BONDS DID NOT. THROUGHOUT THE YEAR, PRESERVING CAPITAL WAS THE OVERRIDING MARKET CHALLENGE AS THE DYNAMICS OF TELECOM-RELATED FINANCING WEAKENED AND U.S. ECONOMIC GROWTH MODERATED. BELOW, LEAD PORTFOLIO MANAGER HARRY RESIS DISCUSSES HOW KEMPER HIGH INCOME TRUST PERFORMED IN THIS ENVIRONMENT.

Q     HOW DID THE HIGH-YIELD MARKET BEHAVE AND KEMPER HIGH INCOME TRUST PERFORM
DURING THE 12 MONTHS ENDED NOVEMBER 30, 2000?

A     It was not a pleasant year for high-yield bonds and was a disappointing time for the trust. Concern over the effect of Federal Reserve Board interest-rate hikes, weak investor demand and a jittery stock market contributed to a setback for high-yield bonds during fiscal year 2000. Preserving capital was the overriding market challenge as the dynamics of telecom-related financing weakened and U.S. economic growth moderated.

  Kemper High Income Trust's decline of 12.57 percent for the 12-month period ended November 30, 2000 (shares at net asset value), compared favorably with the average 14.81 percent drop of its closed-end peers as measured by Lipper, Inc. The unmanaged Chase Global High Yield Bond index fell 6.39 percent for the same period.

  Overall, our portfolio positioning helped the trust provide above-average results related to the index despite exceptionally weak high-yield bond and equity market conditions during fiscal year 2000. The fund focused on bonds issued by U.S.-based companies, which did not do as well as certain high-yield emerging market bonds. We preferred a lower risk profile over this difficult period, to help preserve capital over the long term and maintain high income potential.

 CALENDAR 2000 YEAR THROUGH
 NOVEMBER 30 HIGH-YIELD MARKET
 PERFORMANCE BY SECTOR

    TOP SECTORS                     TOTAL RETURN
 ....................................................
    ENERGY                                 14.82%
 ....................................................
    UTILITIES                               9.54
 ....................................................
    AEROSPACE                               7.22
 ....................................................
    BROADCASTING                            5.38
 ....................................................
    INFORMATION TECHNOLOGY                  4.74
 ....................................................

    WORST SECTORS                   TOTAL RETURN
 ....................................................
    WIRELINE TELECOM                      -30.41%
 ....................................................
    METALS/MINERALS                       -20.66
 ....................................................
    RETAIL                                -19.80
 ....................................................
    FOOD & DRUG DISTRIBUTORS              -13.92
 ....................................................
    TRANSPORTATION                        -12.35
 ....................................................

SOURCE: CHASE SECURITIES, 11/30/00. THE ABOVE RETURNS ARE NOT INTENDED TO REPRESENT THE RETURN OR RISK PROFILE OF ANY KEMPER FUND.

Q     WILL YOU DESCRIBE HOW KEMPER HIGH INCOME TRUST WAS POSITIONED DURING THE
PERIOD?

A     During the past 12 months, higher-quality, lower-yielding bonds within the high-yield market outperformed bonds with lower ratings and higher risk. In January 2000, we started to upgrade the quality of the trust's portfolio. We succeeded in cutting the percentage of unrated bonds compared with November 30, 1999 (see Quality), and we increased the percentage of the portfolio with BB ratings and higher. Overall, we focused on a smaller number of larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

PERFORMANCE UPDATE

  Our repositioning efforts weren't enough to overcome the negative market forces at work. One source of anxiety was the size of the distressed high-yield bond market. Debt trading at or below 50 percent of par (face value) has grown substantially from year-earlier levels, according to Chase Securities. Many bonds issued by telecom companies took a pounding during the past year after quarterly sales and profits did not live up to expectations. Overall, rising oil prices, a weak euro (which made the goods of domestic companies that export more expensive for Europeans to buy) and higher operating costs put pressure on high-yield bond issuers' cash flow.

  Another reason for the high-yield market's weakness was anemic investor demand. The lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. From January to November 2000, investors liquidated $6.4 billion from high-yield mutual funds, compared with a nearly $5.5 billion net inflow of new investments for the first 11 months of 1999, according to Chase Securities.

Q     STOCKS HAVE BEEN VOLATILE DURING THE PAST 12 MONTHS. HISTORICALLY,
HIGH-YIELD BONDS HAVE HELPED TEMPER EQUITY PORTFOLIO VOLATILITY. DID THIS HAPPEN IN FISCAL YEAR 2000?

A     The high-yield market held up better than stocks in January, September and
November 2000, three especially weak periods for stocks. Each time, the unmanaged S&P 500 index fell more than 5 percent, more than the unmanaged Merrill Lynch High Yield Master index. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers, especially given the magnitude of volatility we've seen in stocks this past year.

Q     HOW DID HIGH-YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?

A     Yields in the high-yield market have increased dramatically since November
1999 as the difference in yield, or spread, between 10-year Treasuries and high-yield bonds widened to 924 basis points (0.9 percent). Given that 10-year Treasury bonds yielded 5.47 percent as of November 30, 2000, high-yield bonds offered nearly double the yield of government bonds for investors willing to assume additional risk.

  During the fiscal year, strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 100 basis points (1 percent) to
6.50 percent. However, between November 30, 1999, and November 30, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. This past winter, the government announced a buyback plan for 30-year Treasuries, and this helped support Treasury bond prices for the balance of the fiscal year.

  In calendar year 2000, mortgage interest rates for consumers reached their highest levels in five years, while housing and related consumer spending activity remained strong. Oil prices soared past $36 a barrel. Consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high oil prices and record natural gas prices. This fear spilled over into the investment-grade corporate bond market, and high-quality corporate bonds provided relatively weak returns in this uncertain environment.

 HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES

 NOVEMBER 30, 1995 TO NOVEMBER 30, 2000
[LINE CHART]

                                                              MERRILL LYNCH HIGH YIELD MASTER
                                                                           INDEX*                      TEN YEAR TREASURIES
                                                              -------------------------------          -------------------
11/95                                                                       9.835                             5.741
                                                                            9.762                             5.572
                                                                            9.539                             5.580
                                                                            9.611                             6.098
                                                                            9.796                             6.327
                                                                            9.849                             6.670
                                                                            9.861                             6.852
                                                                            9.989                             6.711
                                                                           10.009                             6.794
                                                                            9.912                             6.943
                                                                            9.595                             6.703
                                                                            9.629                             6.339
11/96                                                                       9.418                             6.044
                                                                            9.385                             6.418
                                                                            9.407                             6.494
                                                                            9.100                             6.552
                                                                            9.665                             6.903
                                                                            9.561                             6.718
                                                                            9.240                             6.659
                                                                            9.055                             6.500
                                                                            8.572                             6.010
                                                                            8.797                             6.339
                                                                            8.580                             6.102
                                                                            8.716                             5.831
11/97                                                                       8.691                             5.874
                                                                            8.600                             5.741
                                                                            8.352                             5.505
                                                                            8.378                             5.622
                                                                            8.391                             5.654
                                                                            8.549                             5.671
                                                                            8.679                             5.552
                                                                            8.812                             5.446
                                                                            8.819                             5.494
                                                                           10.180                             4.976
                                                                           10.276                             4.420
                                                                           10.970                             4.605
11/98                                                                      10.088                             4.714
                                                                           10.304                             4.648
                                                                           10.192                             4.651
                                                                           10.416                             5.287
                                                                           10.365                             5.242
                                                                            9.912                             5.348
                                                                           10.328                             5.622
                                                                           10.518                             5.780
                                                                           10.470                             5.903
                                                                           10.813                             5.970
                                                                           10.952                             5.877
                                                                           11.116                             6.024
11/99                                                                      10.943                             6.191
                                                                           11.021                             6.442
                                                                           11.459                             6.665
                                                                           11.548                             6.409
                                                                           11.922                             6.004
                                                                           12.252                             6.212
                                                                           12.563                             6.272
                                                                           12.283                             6.031
                                                                           12.344                             6.031
                                                                           12.312                             5.725
                                                                           12.603                             5.801
                                                                           13.500                             5.751
11/00                                                                      14.410                             5.468

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND, ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

* THE MERRILL LYNCH HIGH YIELD INDEX IS AN UNMANAGED GROUP OF LOWER QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

PERFORMANCE UPDATE

 U.S. HIGH-YIELD BOND PERFORMANCE
 BY RATING CATEGORY

 (JANUARY 2000 TO NOVEMBER 2000)

    BB                                    3.01%
 ..................................................
    B                                    -9.60
 ..................................................
    CCC                                 -19.93
 ..................................................

SOURCE: CHASE SECURITIES

Q     HOW HAVE HIGH-YIELD BONDS PERFORMED HISTORICALLY AFTER A PERIOD OF
INTEREST-RATE INCREASES BY THE FEDERAL RESERVE?

A     The last time the Federal Reserve tightened in a big way was six years ago, when the Fed raised rates six times. The year after that -- 1995 -- high-yield bonds returned 20.5 percent as measured by the Merrill Lynch High Yield Master index. Does that mean anything for the future? While it is possible, we do not believe we will see a repeat of 1995 next year. However, with many high-yield bonds that we like to buy yielding around 12 percent, that makes for attractive total return potential, especially given the volatility we've seen in the equity markets.

Q     HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     It's possible that a year from now, high-yield bond prices will have stabilized, and even rebounded, if we have an economic "soft landing" and the Federal Reserve begins cutting rates. In the meantime, we think the smartest place to invest is in higher-quality companies. Since the start of the year, BB-rated issues have outperformed single Bs by a significant margin. Investors have been punished for taking credit risk, and all indications are that this environment is likely to continue. The latest figures from Lehman Brothers show that single Bs have been defaulting at a 7.64 percent rate this year, compared with just 0.99 percent for bonds rated BB.

  We don't think there is enough of a potential reward to offset the risks of stepping down in quality. We are prepared to sacrifice a modest amount of yield to avoid getting caught in a default squeeze that would impair principal. We think our prudence will be rewarded in the year ahead.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION BY SECTOR*

                                                 ON 11/30/00              ON 11/30/99
    CONSUMER CYCLICALS                                16%                      14
 ............................................................................................
    TELECOMMUNICATIONS                                19                       26
 ............................................................................................
    MEDIA                                             14                       16
 ............................................................................................
    BASIC INDUSTRY                                    10                       11
 ............................................................................................
    CAPITAL GOODS                                     17                       17
 ............................................................................................
    CONSUMER NONCYCLICALS                              1                        1
 ............................................................................................
    ENERGY                                             5                        3
 ............................................................................................
    TRANSPORTATION                                     2                        2
 ............................................................................................
    UTILITIES                                          1                       --
 ............................................................................................
    ASSET-BACKED SECURITIES                           11                        9
 ............................................................................................
    OTHER                                              1                        1
 ............................................................................................
    CASH EQUIVALENTS                                   3                       --
--------------------------------------------------------------------------------------------
                                                     100%                     100%

[PIE CHART] [PIE CHART]

CORPORATE LONG-TERM FIXED INCOME SECURITIES RATINGS+

                                                 ON 11/30/00              ON 11/30/99
    AAA                                                4%                       0%
 ............................................................................................
    BBB                                                2                        1
 ............................................................................................
    BB                                                17                       14
 ............................................................................................
    B                                                 64                       74
 ............................................................................................
    BELOW B                                           11                        9
 ............................................................................................
    NOT RATED                                          2                        2
--------------------------------------------------------------------------------------------
                                                     100%                     100%

+THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS
 SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                                 ON 11/30/00              ON 11/30/99
    AVERAGE MATURITY                              6.3 years                6.3 years
 ............................................................................................
    DURATION                                      3.7 years                3.7 years
--------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S FIVE LARGEST HOLDINGS
Representing 11.2 percent of the fund's total net assets on November 30, 2000

            HOLDINGS                                             PERCENT
------------------------------------------------------------------------
1.          NL INDUSTRIES                                         3.5%
------------------------------------------------------------------------
2.          TELEWEST COMMUNICATIONS                               2.6%
------------------------------------------------------------------------
3.          RENAISSANCE MEDIA                                     1.9%
------------------------------------------------------------------------
4.          TRANSTAR HOLDINGS                                     1.6%
------------------------------------------------------------------------
5.          AFC ENTERPRISES                                       1.6%
------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER HIGH INCOME TRUST
Portfolio of Investments at November 30, 2000

    REPURCHASE AGREEMENTS--0.1%                                                      PRINCIPAL AMOUNT      VALUE

                                       State Street Bank and Trust Company, 6.47%,
                                         to be repurchased at $241,043 12/01/2000
                                         ** (Cost $241,000)                             $  241,000      $    241,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    U. S. GOVERNMENT OBLIGATIONS--3.6%
                                       U.S. Treasury Bond, 15.75%, 11/15/2001
                                         (Cost $8,287,227)                               7,500,000         8,155,050
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    FOREIGN BONDS--3.0%
                                       AES Corporation, 11.50%, 08/30/2010                 500,000           522,500
                                       Dolphin Telecom PLC,
                                         Zero coupon, 05/15/2009                         2,000,000           320,000
                                       Euramax International, PLC, 11.25%,
                                         10/01/2006                                      2,055,000         1,315,200
                                       Federative Republic of Brazil, 14.50%,
                                         10/15/2009                                      1,800,000         1,887,750
                                       Kappa Beheer BV, 10.625%, 07/15/2009              1,290,000         1,290,000
                                       TFM, S.A. de C.V., 10.25%, 06/15/2007             1,710,000         1,539,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS
                                       (Cost $8,655,153)                                                   6,874,450
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS--92.5%

    CONSUMER DISCRETIONARY--16.0%
                                       AFC Enterprises, 10.25%, 05/15/2007               3,250,000         3,022,500
                                       AMF Bowling, Inc.:
                                         10.875%, 03/15/2006*                              980,000           107,800
                                         Step-up Coupon, 0% to 03/15/2001,
                                         12.25% to 03/15/2006*                           2,882,000           432,300
                                       Advantica Restaurant Co., 11.25%, 01/15/2008        625,815           312,907
                                       Avondale Mills, 10.25%, 05/01/2006                1,840,000         1,711,200
                                       Boca Resorts, Inc., 9.875%, 04/15/2009            2,820,000         2,622,600
                                       Cinemark USA, Inc., 8.50%, 08/01/2008               200,000           110,000
                                       Color Tile, Inc., 10.75%, 12/15/2001*             1,260,000            11,025
                                       Eldorado Resorts, 10.50%, 08/15/2006                770,000           750,750
                                       Finlay Enterprises, Inc., 9.00%, 05/01/2008         190,000           167,200
                                       Finlay Fine Jewelry Co., 8.375%, 05/01/2008         680,000           612,000
                                       Galey & Lord, Inc., 9.125%, 03/01/2008              990,000           504,900
                                       Guitar Center Management, 11.00%, 07/01/2006      1,304,000         1,225,760
                                       Harvey's Casino Resorts, 10.625%, 06/01/2006      1,540,000         1,643,950
                                       Hines Horticulture, Inc., 11.75%, 10/15/2005      1,494,000         1,198,935
                                       Horseshoe Gaming Holdings, 8.625%,
                                         05/15/2009                                      1,180,000         1,115,100
                                       Horseshoe Gaming LLC, 9.375%, 06/15/2007            810,000           797,850
                                       Imperial Home Decor Group, Inc., 11.00%,
                                         03/15/2008*                                       680,000             3,400
                                       International Game Technology, 8.375%,
                                         05/15/2009                                      2,400,000         2,352,000
                                       Krystal, Inc., 10.25%, 10/01/2007                 2,520,000         1,990,800
                                       MGM Grand, Inc., 9.75%, 06/01/2007                1,590,000         1,633,725
                                       MGM Mirage, Inc., 8.50%, 09/15/2010               1,940,000         1,901,200
                                       Mandalay Resort Group:
                                         6.45%, 02/01/2006                                 250,000           224,620
                                         9.50%, 08/01/2008                                 380,000           380,000

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Mohegan Tribal Gaming Authority: 8.125%,
                                         01/01/2006                                     $1,510,000      $  1,479,800
                                       8.75%, 01/01/2009                                   830,000           813,400
                                       National Vision Association, Ltd., 12.75%,
                                         10/15/2005*                                     2,640,000         1,056,000
                                       Park Place Entertainment, Inc., 9.375%,
                                         02/15/2007                                      2,250,000         2,272,500
                                       Perkins Finance, L.P., 10.125%, 12/15/2007        1,870,000         1,458,600
                                       Restaurant Co., Step-up Coupon,
                                         0% to 05/15/2003, 11.25% to 05/15/2008          1,440,000           576,000
                                       Sealy Mattress Co., Step-up Coupon,
                                         0% to 12/15/2002, 10.875% to 12/15/2007         2,680,000         1,996,600
                                       Specialty Retailers, Inc.:
                                       8.50%, 07/15/2005*                                  290,000            14,500
                                       9.00%, 07/15/2007*                                1,340,000            13,400
                                       Station Casinos, Inc.:
                                       9.75%, 04/15/2007                                   380,000           381,900
                                       10.125%, 03/15/2006                               1,680,000         1,709,400
                                       ---------------------------------------------------------------------------------
                                                                                                          36,604,622
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.2%
                                       Dyersburg Corp., 9.75%, 09/01/2007*                 790,000            63,200
                                       Grove Worldwide LLC, 9.25%, 05/01/2008              860,000            94,600
                                       Jafra Cosmetics International, Inc., 11.75%,
                                         05/01/2008                                        850,000           807,500
                                       U.S. Can Corp., 12.375%, 10/01/2010               1,890,000         1,852,200
                                       ---------------------------------------------------------------------------------
                                                                                                           2,817,500
------------------------------------------------------------------------------------------------------------------------

    HEALTH--1.6%
                                       Dade International, Inc., 11.125%,
                                         05/01/2006                                        730,000           146,000
                                       MEDIQ, Inc., 11.00%, 06/01/2008*                    240,000             2,400
                                       Magellan Health Services, Inc., 9.00%,
                                         02/15/2008                                      1,760,000         1,056,000
                                       Mariner Post-Acute Network, Inc.:
                                         Step-up Coupon, 0% to 11/01/2002, 10.50%
                                         to 11/01/2007*                                  2,520,000            12,600
                                       10.50%, 08/01/2006                                1,100,000           990,000
                                       Tenet Healthcare Corp., 9.25%, 09/01/2010         1,420,000         1,487,450
                                       ---------------------------------------------------------------------------------
                                                                                                           3,694,450
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--18.9%
                                       Allegiance Telecom, Inc., 12.875%,
                                         05/15/2008                                        960,000           864,000
                                       Call-Net Enterprises, Inc.:
                                       Step-up Coupon, 0% to 05/15/2004, 10.80% to
                                         05/15/2009                                        220,000            50,600
                                       Step-up Coupon, 0% to 8/15/2003, 8.94% to
                                         08/15/2008                                        105,000            24,150
                                       9.375%, 05/15/2009                                  480,000           153,600
                                       Comunicacion Celular, S.A., 14.125%,
                                         03/01/2005                                      2,100,000         1,596,000
                                       Crown Castle International Corp.:
                                         Step-up Coupon, 0% to 11/15/2002, 10.625%
                                         to 11/15/2007                                     920,000           708,400
                                       9.50%, 08/01/2011                                 1,000,000           940,000
                                       10.75%, 08/01/2011                                  620,000           620,000
                                       Step-up Coupon, 0% to 08/01/2004, 11.25% to
                                         08/01/2011                                        340,000           217,600
                                       Dobson Communications Corp., 10.875%,
                                         07/01/2010                                      1,370,000         1,301,500
                                       Esprit Telecom Group, PLC:
                                         10.875%, 06/15/2008                               430,000             6,450
                                         11.50%, 12/15/2007                              2,020,000            20,200

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       FairPoint Communications, Inc., 12.50%,
                                         05/01/2010                                     $1,070,000      $    925,550
                                       Global Crossing Holdings Ltd., 9.50%,
                                         11/15/2009                                      2,380,000         1,987,300
                                       Global Telesystems Group, 9.875%, 02/15/2005        670,000           321,600
                                       Hermes Europe Railtel BV, 11.50%, 08/15/2007        280,000           109,200
                                       ICG Holdings, Inc., 13.50% to 09/15/2005          2,880,000           345,600
                                       Impsat Corp., 12.375%, 06/15/2008                 1,945,000         1,361,500
                                       Intermedia Communications of Florida, Inc.:
                                         Step-up Coupon, 0% to 05/15/2001, 12.50%
                                         to 05/15/2006                                   1,220,000         1,024,800
                                       Step-up Coupon, 0% to 07/15/2002, 11.25% to
                                         07/15/2007                                      1,720,000         1,255,600
                                       KMC Telecom Holdings, Inc.:
                                       Step-up Coupon, 0% to 02/15/2003, 12.50% to
                                         02/15/2008                                      2,200,000           242,000
                                       13.50%, 05/15/2009                                1,040,000           322,400
                                       Level 3 Communications, Inc., Step-up
                                         Coupon:
                                       0% to 12/01/2003, 10.50% to 12/01/2008            2,750,000         1,182,500
                                       0% to 03/15/2005, 12.875% to 03/15/2010           2,010,000           733,650
                                       MGC Communications, 13.00%, 10/01/2004            1,530,000           765,000
                                       McLeod USA, Inc., Step-up Coupon,
                                         0% to 03/01/2002, 10.50% to 03/01/2007            750,000           577,500
                                       MetroNet Communications Corp.:
                                       Step-up Coupon, 0% to 11/01/2002, 10.75% to
                                         11/01/2007                                        410,000           366,950
                                       Step-up Coupon, 0% to 06/15/2003, 9.95% to
                                         06/15/2008                                      1,190,000           963,900
                                       10.625%, 11/01/2008                                 700,000           766,500
                                       12.00%, 08/15/2007                                  360,000           401,400
                                       Metromedia Fiber Network, Inc.: 10.00%,
                                         11/15/2008                                        470,000           352,500
                                       10.00%, 12/15/2009                                  650,000           487,500
                                       Millicom International Cellular, S.A.,
                                         Step-up Coupon, 0% to 06/01/2001, 13.50%
                                         to 06/01/2006                                   3,250,000         2,600,000
                                       Nextel Communications, Inc.:
                                         Step-up Coupon,
                                         0% to 02/15/2003, 9.95% to 02/15/2008           3,800,000         2,603,000
                                       Step-up Coupon, 0% to 09/15/2002, 10.65% to
                                         09/15/2007                                      1,050,000           798,000
                                       Step-up Coupon, 0% to 06/01/2004, 12.25% to
                                         06/01/2009                                      2,300,000           920,000
                                       12.50%, 04/15/2006                                  330,000           250,800
                                       PTC International Finance, Step-up Coupon,
                                         0% to 07/01/2002, 10.75% to 07/01/2007          1,330,000           837,900
                                       PTC International Finance II, 11.25%,
                                         12/01/2009                                        240,000           211,200
                                       Price Communications Wireless, 9.125%,
                                         12/15/2006                                      1,630,000         1,760,400
                                       Primus Telecommunications Group: 11.25%,
                                         01/15/2009                                        160,000            54,400
                                         11.75%, 08/01/2004                              1,000,000           340,000
                                         12.75%, 10/15/2009                              1,410,000           479,400
                                       Rogers Cantel, 9.75%, 06/01/2016                  1,965,000         2,063,250
                                       SBA Communications Corp., Step-up Coupon, 0%
                                         to 03/01/2003, 12.00% to 03/01/2008               760,000           585,200

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Spectrasite Holdings, Inc.:
                                         Step-up Coupon, 0% to 04/15/2004, 11.25%
                                         to 04/15/2009                                  $  860,000      $    421,400
                                         Step-up Coupon, 0% to 07/15/2003, 12.00%
                                         to 07/15/2008                                   2,420,000         1,512,500
                                         10.75%, 03/15/2010                                120,000           102,000
                                       Telecorp PCS, Inc.:
                                         10.625%, 07/15/2010                               710,000           674,500
                                         Step-up-Coupon, 0% to 04/15/2004, 11.625%
                                         to 04/15/2009                                     260,000           158,600
                                       Teligent, Inc.:
                                         Step-up Coupon, 0% to 03/01/2003, 11.50%
                                         to 03/01/2008                                     775,000           100,750
                                         11.50%, 12/01/2007                              1,380,000           207,000
                                       Tritel PCS, Inc., Step-up Coupon, 0% to
                                         05/01/2004, 12.75% to 05/15/2009                3,080,000         1,878,800
                                       Triton Communications, L.L.C.,
                                         Step-up Coupon, 0% to 05/01/2003, 11.00%
                                         to 05/01/2008                                   2,230,000         1,639,050
                                       Versatel Telecom:
                                         11.875%, 07/15/2009                               280,000           184,800
                                         13.25%, 05/15/2008                                500,000           340,000
                                         13.25%, 05/15/2008                                190,000           129,200
                                       Viatel, Inc.:
                                         Step-up Coupon, 0% to 04/15/2003, 12.50%
                                         to 04/15/2008                                     300,000            45,000
                                       Voicestream Wire Co., 10.375%, 11/15/2009         1,310,000         1,395,150
                                       ---------------------------------------------------------------------------------
                                                                                                          43,287,750
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--3.3%
                                       Carlyle High Yield Partners, 12.24%,
                                         05/31/2007                                      2,000,000         1,930,200
                                       Eaton Vance CDO II, 13.68%, 07/15/2012            2,300,000         2,304,313
                                       FRD Acquisition Co., 12.50%, 07/15/2004             180,000            66,600
                                       HMH Properties, Inc.:
                                         8.45%, 12/01/2008                               1,000,000           950,000
                                         7.875%, 08/01/2008                              2,460,000         2,263,200
                                       ---------------------------------------------------------------------------------
                                                                                                           7,514,313
------------------------------------------------------------------------------------------------------------------------

    MEDIA--14.1%
                                       AMFM, Inc., 8.00%, 11/01/2008                       940,000           937,650
                                       Adelphia Communications Corp., 10.875%,
                                         10/01/2010                                      1,700,000         1,360,000
                                       American Lawyer Media, Inc., Step-up Coupon,
                                         0% to 12/15/2002, 12.25% to 12/15/2008          2,480,000         1,388,800
                                       American Lawyer Media, Inc., 9.75%,
                                         12/15/2007                                        850,000           680,000
                                       Australis Holdings, 15.00%, 11/01/2002            2,750,000            27,500
                                       Avalon Cable Holdings LLC, Step-up Coupon,
                                         0% to 12/01/2003, 11.875% to 12/01/2008           910,000           573,300
                                       CSC Holdings, Inc.:
                                         9.875%, 02/15/2013                                840,000           852,600
                                         10.50%, 05/15/2016                              1,965,000         2,092,725
                                       Cablevision Systems Corp., 7.875%,
                                         12/15/2007                                        100,000            96,750
                                       Comcast UK Cable Partners, Ltd.,
                                         11.20%, 11/15/2007                              3,510,000         2,965,950
                                       Diamond Cable Communications, PLC, 13.25%,
                                         09/30/2004                                      1,115,000         1,059,250
                                       Echostar DBS Corp.:
                                       9.25%, 02/01/2006                                   810,000           729,000
                                       9.375%, 02/01/2009                                2,300,000         2,058,500
                                       Frontiervision LP, 11.00%, 10/15/2006               840,000           730,800

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Interep National Radio Sales, Inc., 10.00%,
                                         07/01/2008                                     $1,800,000      $  1,422,000
                                       NTL Communications Corp., 11.875%,
                                         10/01/2010                                        280,000           224,000
                                       NTL, Inc., 11.50%, 10/01/2008                     2,130,000         1,789,200
                                       Outdoor Systems, Inc.:
                                       8.875%, 06/15/2007                                  530,000           544,575
                                       9.375%, 10/15/2006                                  760,000           790,400
                                       Panavision, Inc., Step-up Coupon, 0% to
                                         02/01/2002, 9.625% to 02/01/2006                  880,000           220,000
                                       Renaissance Media Group, Step-up Coupon, 0%
                                         to 04/15/2003, 10.00% to 04/15/2008             5,360,000         3,537,600
                                       Sinclair Broadcast Group, 10.00%, 09/30/2005      1,300,000         1,209,000
                                       Star Choice Communications, Inc., 13.00%,
                                         12/15/2005                                        400,000           426,000
                                       TeleWest Communications, PLC:
                                         Step-up Coupon, 0% to 10/01/2000, 11.00%
                                         to 10/01/2007                                   4,290,000         3,517,800
                                       11.25%, 11/01/2008                                1,570,000         1,271,700
                                       Transwestern Publishing:
                                       Step-up Coupon, 0% to 11/15/2002, 11.875% to
                                         11/15/2008                                        250,000           193,750
                                       9.625%, 11/15/2007                                  500,000           490,000
                                       United International Holdings, Step-up
                                         Coupon, 0% to 02/15/2003, 10.75% to
                                         02/15/2008                                      1,480,000           577,200
                                       United Pan-Europe Communications N.V.,
                                         10.875%, 11/01/2007                             1,000,000           560,000
                                       ---------------------------------------------------------------------------------
                                                                                                          32,326,050
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.4%
                                       Allied Waste North America, Inc., 10.00%,
                                         08/01/2009                                      2,000,000         1,700,000
                                       Avis Group Holdings, Inc., 11.00%,
                                         05/01/2009                                      1,440,000         1,540,800
                                       Coinmach Corp., 11.75%, 11/15/2005                2,660,000         2,606,800
                                       Kindercare Learning Centers, Inc., 9.50%,
                                         02/15/2009                                        920,000           791,200
                                       La Petite Academy, Inc., 10.00%, 05/15/2008       1,800,000         1,080,000
                                       Spincycle, Inc., Step-up Coupon, 0% to
                                         05/01/2001, 12.75% to 05/01/2005                1,110,000            99,900
                                       ---------------------------------------------------------------------------------
                                                                                                           7,818,700
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.9%
                                       Airxcel, 11.00%, 11/15/2007                         430,000           219,300
                                       DeCrane Aircraft Holdings, Inc., 12.00%,
                                         09/30/2008                                      1,440,000         1,303,200
                                       Fairchild Corp., 10.75%, 04/15/2009                 790,000           600,400
                                       United Rentals, Inc., 9.00%, 04/01/2009           3,080,000         2,294,600
                                       ---------------------------------------------------------------------------------
                                                                                                           4,417,500
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--16.7%
                                       Agriculture, Mining and Chemicals, Inc.,
                                         10.75%, 09/30/2003                                680,000           455,600
                                       Atlantis Group, Inc., 11.00%, 02/15/2003          1,605,000         1,203,750
                                       BPC Holdings Corp., 12.50%, 06/15/2006              664,870           299,191
                                       Berry Plastics Corp., 12.25%, 04/15/2004          2,900,000         2,436,000
                                       Consumers International, 10.25%, 04/01/2005       2,420,000           459,800
                                       Day International Group, Inc., 11.125%,
                                         06/01/2005                                      1,740,000         1,705,200
                                       Delco Remy International, 10.625%,
                                         08/01/2006                                      1,500,000         1,312,500
                                       Eagle-Picher Holdings, Inc., 9.375%,
                                         03/01/2008                                      1,540,000         1,078,000
                                       Flowserve Corp., 12.25%, 08/15/2010               1,520,000         1,444,000
                                       Foamex, L.P., 13.50%, 08/15/2005                    910,000           546,000
                                       Fonda Group, 9.50%, 03/01/2007                    1,330,000         1,090,600

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       GS Technologies:
                                         12.00%, 09/01/2004                             $1,670,000      $     83,500
                                       12.25%, 10/01/2005                                1,430,000            71,500
                                       Gaylord Container Corp.:
                                         9.75%, 06/15/2007                               2,300,000         1,541,000
                                       9.875%, 02/15/2008                                  450,000           157,500
                                       Grove Holdings LLC:
                                         Step-up Coupon, 0% to 05/01/2003, 11.625%
                                         to 05/01/2009*                                    180,000             1,800
                                         14.50%, 05/01/2010                                500,369             5,004
                                       Hayes Wheels International, Inc., 11.00%,
                                         07/15/2006                                      2,090,000         1,442,100
                                       Huntsman Package, 11.75%, 12/01/2004              2,030,000         1,725,500
                                       Knoll, Inc., 10.875%, 03/15/2006                    575,000           586,500
                                       Millar Western Forest Products, Ltd.,
                                         9.875%, 05/15/2008                              1,195,000         1,015,750
                                       Motors and Gears, Inc., 10.75%, 11/15/2006          440,000           404,800
                                       NL Industries, Inc., Senior Note, 11.75%,
                                         10/15/2003                                      6,380,000         6,443,800
                                       Neenah Corp.,
                                         11.125%, 05/01/2007                               590,000           430,700
                                       Owens-Illinois, Inc, 8.10%, 05/15/2007            1,170,000           585,000
                                       Plainwell, Inc., 11.00%, 03/01/2008*                590,000            29,500
                                       Printpack, Inc., 10.625%, 08/15/2006              1,020,000           943,500
                                       Riverwood International Corp.:
                                         10.625%, 08/01/2007                               745,000           737,550
                                       10.875%, 04/01/2008                               2,845,000         2,517,825
                                       SF Holdings Group, Inc., Step-up Coupon, 0%
                                         to 03/15/2003, 12.75% to 03/15/2008             1,330,000           684,950
                                       Stone Container Corp.:
                                         10.75%, 10/01/2002                              1,000,000         1,015,000
                                       11.50%, 08/15/2006                                  920,000           938,400
                                       12.25%, 04/01/2002                                  222,607           222,607
                                       Tenneco Automotive, Inc., 11.625%,
                                         10/15/2009                                      3,380,000         1,926,600
                                       Terex Corp.,
                                         8.875%, 04/01/2008                              1,450,000         1,218,000
                                       Terra Industries, Inc., 10.50%, 06/15/2005        1,050,000           672,000
                                       Texas Petrochemicals, 11.125%, 07/01/2006           900,000           765,000
                                       ---------------------------------------------------------------------------------
                                                                                                          38,196,027
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.9%
                                       Exodus Communications, Inc., 11.625%,
                                         07/15/2010                                      1,800,000         1,404,000
                                       PSINet, Inc., 11.50%, 11/01/2008                  2,570,000           771,000
                                       ---------------------------------------------------------------------------------
                                                                                                           2,175,000
------------------------------------------------------------------------------------------------------------------------

    ENERGY--4.6%
                                       AES Corp., 9.375%, 09/15/2010                     1,590,000         1,582,050
                                       Chesapeake Energy Corp., 9.625%, 05/01/2005         360,000           360,000
                                       Continental Resources, Inc., 10.25%,
                                         08/01/2008                                        790,000           687,300
                                       Key Energy Services, Inc., 14.00%,
                                         01/15/2009                                        420,000           472,500
                                       Nuevo Energy Co., 9.375%, 10/01/2010              1,260,000         1,250,550
                                       Ocean Energy, Inc., 8.88%, 07/15/2007             1,020,000         1,030,200
                                       Parker Drilling Co., 9.75%, 11/15/2006              700,000           684,250
                                       Pen Holdings, Inc., 9.875%, 06/15/2008               90,000            54,000
                                       Plains Resources, Inc., 10.25%, 03/15/2006        1,500,000         1,500,000
                                       Pride International, Inc., 10.00%,
                                         06/01/2009                                        980,000         1,014,300
                                       R&B Falcon Corp.:
                                         9.50%, 12/15/2008                                 460,000           489,900
                                       11.00%, 03/15/2006                                  260,000           299,000

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
                                       Stone Energy Corp., 8.75%, 09/15/2007            $  540,000      $    534,600
                                       Triton Energy, Ltd., 8.875%, 10/01/2007             670,000           676,700
                                       ---------------------------------------------------------------------------------
                                                                                                          10,635,350
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.0%
                                       MMI Products, Inc., 11.25%, 04/15/2007              915,000           885,263
                                       Metal Management, Inc., 10.00%, 05/15/2008*         960,000            38,400
                                       Metals USA, Inc., 8.625%, 02/15/2008              1,210,000           665,500
                                       Renco Steel Holdings Co., Series B, 10.875%,
                                         02/01/2005                                      1,090,000           457,800
                                       Republic Technologies International, 13.75%,
                                         07/15/2009*                                     1,920,000           153,600
                                       ---------------------------------------------------------------------------------
                                                                                                           2,200,563
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--4.4%
                                       Congoleum Corp., 8.625%, 08/01/2008                 710,000           390,500
                                       Del Webb Corp., 9.75%, 01/15/2008                   320,000           272,000
                                       Dimac Corp., 12.50%, 10/01/2008 *                 1,420,000            14,200
                                       Forecast Group, L.P., 11.375%, 12/15/2000           820,000           820,000
                                       Fortress Group, 13.75%, 05/15/2003                  710,000           284,000
                                       Hovnanian Enterprises, Inc., 9.75%,
                                         06/01/2005                                      2,840,000         2,442,400
                                       Lennar Corp., 9.95%, 05/01/2010                   1,700,000         1,691,500
                                       Nortek, Inc.:
                                       9.125%, 09/01/2007                                  520,000           462,800
                                       9.875%, 03/01/2004                                2,570,000         2,357,975
                                       Series A, 8.875%, 08/01/2008                        280,000           243,600
                                       Ryland Group, Inc., 8.25%, 04/01/2008               240,000           199,200
                                       Standard Pacific Corp.:
                                       8.00%, 02/15/2008                                   190,000           172,425
                                       8.50%, 04/01/2009                                   290,000           258,100
                                       Toll Corp.:
                                       7.75%, 09/15/2007                                   150,000           139,500
                                       8.00%, 05/01/2009                                   200,000           186,000
                                       8.125%, 02/01/2009                                  100,000            92,000
                                       8.75%, 11/15/2006                                   130,000           127,400
                                       ---------------------------------------------------------------------------------
                                                                                                          10,153,600
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.9%
                                       Petro Stopping Centers, 10.50%, 02/01/2007        1,490,000         1,236,700
                                       Transtar Holdings, Inc., 13.375%, 12/15/2003      3,030,000         3,030,000
                                       ---------------------------------------------------------------------------------
                                                                                                           4,266,700
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.5%
                                       Azurix Corp.:
                                       10.75%, 02/15/2010                                1,940,000         1,707,200
                                       10.375%, 02/15/2007                                 570,000           513,000
                                       Calpine Corp.:
                                       7.75%, 04/15/2009                                   660,000           635,956
                                       8.625%, 08/15/2010                                  510,000           515,319
                                       ---------------------------------------------------------------------------------
                                                                                                           3,371,475
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--1.1%
                                       Golden Tree High Yield Opportunities,
                                         13.054%, 10/31/2007                             2,000,000         2,023,600
                                       Ryland Group, 9.75%, 09/01/2010                     500,000           475,000
                                       ---------------------------------------------------------------------------------
                                                                                                           2,498,600
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $278,130,009)                                               211,978,200
                                       ---------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF
    CONVERTIBLE PREFERRED STOCKS--0.1%                                                    SHARES           VALUE
    COMMUNICATIONS--0.1%

    TELEPHONE/
      COMMUNICATIONS
                                       World Access, Inc.*
                                       (Cost $748,326)                                         502      $    321,075
                                       ---------------------------------------------------------------------------------
    PREFERRED STOCKS--0.6%
    FINANCIAL--0.2%

    REAL ESTATE
                                       Crown American Realty Trust                          11,900           443,275
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.4%
    BROADCASTING &
      ENTERTAINMENT
                                       Sinclair Capital, PIK                                 9,500           807,500
                                       ---------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $1,559,562)                                                   1,250,775
                                       ---------------------------------------------------------------------------------
    WARRANTS*--0.1%
    COMMUNICATIONS--0.1%

    TELEPHONE/
      COMMUNICATIONS
                                       Benedek Communications Corp.                          5,000            10,000
                                       Communication Cellular, S.A.                          2,000            20,000
                                       Econophone, Inc.                                        830            41,500
                                       ICG Communications, Inc.                              4,950                50
                                       KMC Telecom Holdings, Inc.                            1,240             1,240
                                       Primus Telecommunications Group                         600                60
                                       Star Choice Communications                            9,264            71,796
                                       ---------------------------------------------------------------------------------
                                                                                                             144,646
------------------------------------------------------------------------------------------------------------------------
    FINANCIAL--0.0%

    OTHER FINANCIAL
      COMPANIES
                                       Ono Finance PLC                                       1,380            96,600
                                       ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    MEDIA--0.0%

    CABLE TELEVISION
                                       UIH Australia Pacific, Inc.                             710             3,550
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--0.0%

    MISCELLANEOUS
      CONSUMER
                                       Spincycle, Inc.                                       1,110                11
                                       ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    PRINTING/PUBLISHING--0.0%
                                       American Banknote Corp.                                 720                 7
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    DURABLES--0.0%

    AEROSPACE
                                       Decrane Holdings Co.                                  1,640                16
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--0.0%

    CONTAINERS & PAPER
                                       SF Holdings Group, Inc.                                 266             1,330
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    ENERGY--0.0%

    OIL/GAS
      TRANSMISSION
                                       Empire Gas Corp.                                      1,794               179
                                       ---------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    METALS & MINERALS--0.0%

    STEEL & METALS
                                       Gulf States Steel                                     1,500                15
                                       Republic Technologies International                   1,920                19
                                       ---------------------------------------------------------------------------------
                                                                                                                  34
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.0%
                                       Australis Holdings                                    2,820                15
                                       Bar Technologies                                        880                 9
                                       ---------------------------------------------------------------------------------
                                                                                                                  24

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                        NUMBER OF
                                                                                          SHARES           VALUE
    CONSTRUCTION--0.0%

    BUILDING MATERIALS--0.0%
                                       Waxman Industries, Inc.                              55,106      $        551
                                       ---------------------------------------------------------------------------------

    HOMEBUILDING--0.0%
                                       Capital Pacific Holdings                              3,634               909
                                       ---------------------------------------------------------------------------------
                                       TOTAL WARRANTS
                                       (Cost $414,520)                                                       247,857
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $298,035,797)(a)                                           $229,068,407
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $298,153,005. At November 30, 2000, net unrealized depreciation for all securities based on tax cost was $69,084,598. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,440,334 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $70,524,932.

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000

ASSETS
Investments in securities, at value
(cost $298,035,797)                                             $229,068,407
----------------------------------------------------------------------------
Cash                                                                     938
----------------------------------------------------------------------------
Receivable for investments sold                                      553,255
----------------------------------------------------------------------------
Dividends receivable                                                  43,972
----------------------------------------------------------------------------
Interest receivable                                                6,126,583
----------------------------------------------------------------------------
Due from Adviser                                                       4,934
----------------------------------------------------------------------------
TOTAL ASSETS                                                     235,798,089
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                    167,197
----------------------------------------------------------------------------
Notes payable                                                     50,000,000
----------------------------------------------------------------------------
Interest payable                                                     180,249
----------------------------------------------------------------------------
Accrued management fee                                               126,596
----------------------------------------------------------------------------
Accrued Trustee fees and expenses                                     31,680
----------------------------------------------------------------------------
Other accrued expenses and payables                                   82,966
----------------------------------------------------------------------------
Total liabilities                                                 50,588,688
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $185,209,401
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $     90,838
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments        (68,967,390)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (30,836,238)
----------------------------------------------------------------------------
Paid-in-capital                                                  284,922,191
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $185,209,401
----------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE PER SHARE ($185,209,401/30,434,489
outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                 $6.09
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Dividends                                                       $    575,647
----------------------------------------------------------------------------
Interest                                                          32,668,894
----------------------------------------------------------------------------
Total income                                                      33,244,541
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,877,557
----------------------------------------------------------------------------
Services to shareholders                                             149,361
----------------------------------------------------------------------------
Custodian fees                                                        14,495
----------------------------------------------------------------------------
Auditing                                                              40,613
----------------------------------------------------------------------------
Legal                                                                 49,388
----------------------------------------------------------------------------
Trustees' fees and expenses                                           30,578
----------------------------------------------------------------------------
Reports to shareholders                                              136,111
----------------------------------------------------------------------------
Interest expense                                                   3,682,460
----------------------------------------------------------------------------
Other                                                                 70,077
----------------------------------------------------------------------------
Total expenses, before expense reductions                          6,050,640
----------------------------------------------------------------------------
Expense reductions                                                   (12,855)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           6,037,785
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      27,206,756
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (11,938,484)
----------------------------------------------------------------------------
Futures                                                              (88,563)
----------------------------------------------------------------------------
                                                                 (12,027,047)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (40,641,510)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (52,668,557)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(25,461,801)
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------
                                                                    2000                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations: Net investment income                               $ 27,206,756            $26,221,949
---------------------------------------------------------------------------------------------------
Net realized gain (loss)                                         (12,027,047)            (3,981,799)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (40,641,510)           (22,748,880)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (25,461,801)              (508,730)
---------------------------------------------------------------------------------------------------
Distributions to shareholders: From net investment income        (29,380,072)           (25,466,445)
---------------------------------------------------------------------------------------------------
Fund share:
Net proceeds of shares issued in connection with the Fund's
rights offering, net of broker and dealer manager fees of
$1,832,000                                                                --             47,016,838
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      2,721,197              2,393,457
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       2,721,197             49,410,295
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (52,120,676)            23,435,120
---------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  237,330,077            213,894,957
---------------------------------------------------------------------------------------------------
Net assets at end of year (including undistributed net
investment income of $90,838 and $2,263,850, respectively)       185,209,401            237,330,077
---------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of year                           30,079,221             23,918,547
---------------------------------------------------------------------------------------------------
Shares issued in connection with Fund's rights offering                   --              5,885,381
---------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of dividends           355,268                275,293
---------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                 30,434,489             30,079,221
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
Year ended November 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
Investment income received                                      $  25,520,986
-----------------------------------------------------------------------------
Payment of operating expenses                                      (5,980,568)
-----------------------------------------------------------------------------
Proceeds from sale and maturities of investments                  182,550,101
-----------------------------------------------------------------------------
Purchases of investments                                         (170,226,329)
-----------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                              31,864,190
-----------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of reinvestment of dividends)             (26,658,875)
-----------------------------------------------------------------------------
Net decrease of loan principal                                     (5,000,000)
-----------------------------------------------------------------------------
Cash provided by financing activities                             (31,658,875)
-----------------------------------------------------------------------------
Increase in cash                                                      205,315
-----------------------------------------------------------------------------
Cash at beginning of period                                          (204,377)
-----------------------------------------------------------------------------
CASH AT END OF PERIOD                                           $         938
-----------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
 PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations            $ (25,461,801)
-----------------------------------------------------------------------------
Net decrease in investments                                        56,880,517
-----------------------------------------------------------------------------
Increase in dividends and interest receivable                         (30,727)
-----------------------------------------------------------------------------
Decrease in receivable for investments sold                           251,786
-----------------------------------------------------------------------------
Increase in payable for investments purchased                         167,197
-----------------------------------------------------------------------------
Increase in interest payable                                           21,633
-----------------------------------------------------------------------------
Increase in accrued expenses and payables                              35,585
-----------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                           $  31,864,190
-----------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                       YEAR ENDED NOVEMBER 30,
                                           -----------------------------------------------
                                            2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year         $  7.89      8.94      9.44      9.20      8.73
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .90(a)     .95(a)     .92     .91       .91
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                   (1.73)     (.96)     (.52)      .23       .46
------------------------------------------------------------------------------------------
Total from investment operations              (.83)     (.01)      .40      1.14      1.37
------------------------------------------------------------------------------------------
Distributions from net investment income      (.97)     (.92)     (.90)     (.90)     (.90)
------------------------------------------------------------------------------------------
Dilution resulting from the rights
offering at market value (b)                    --      (.12)       --        --        --
------------------------------------------------------------------------------------------
Net asset value, end of year               $  6.09      7.89      8.94      9.44      9.20
------------------------------------------------------------------------------------------
Market value, end of year                  $  7.19      8.63      9.88     10.19     10.00
------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value (%)                (12.57)    (1.86)(b)    4.38   12.99     16.56
------------------------------------------------------------------------------------------
Based on market value (%)                    (5.45)    (2.87)(b)    6.50   11.98     16.12
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)    185,209   237,330   213,895   222,919   214,649
------------------------------------------------------------------------------------------
Ratio of expenses excluding interest
expense (before expense reductions) (%)       1.07      1.28       .99      1.01      1.00
------------------------------------------------------------------------------------------
Ratio of expenses excluding interest
expense (after expense reductions) (%)        1.07      1.28       .99      1.01      1.00
------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.74      2.32      1.55      1.56      1.59
------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                2.73      2.32      1.55      1.56      1.59
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    12.32     11.21     10.01      9.84     10.33
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     65        45        83        79        74
------------------------------------------------------------------------------------------
Total debt outstanding at end of year ($
thousands)                                  50,000    55,000    20,000    20,000    20,000
------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt          $ 4,704     5,315    11,700    12,100    11,700
------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

(b) During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and (1.50)%, respectively.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Income Trust (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

NOTES TO FINANCIAL STATEMENTS

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $27,422,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2002 ($8,767,000), November 30, 2003 ($5,908,000),
                             November 30, 2005 ($152,000), November 30, 2007
                             ($3,509,000) and November 30, 2008 ($9,086,000),
                             the expiration dates, which ever occurs first. In addition, from November 1, 2000 through November 30, 2000 the Fund incurred approximately $3,290,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as due to custodian bank in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at November 30, 2000. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

NOTES TO FINANCIAL STATEMENTS

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high-yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

                             RIGHTS OFFERING. During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with the rights offering of the Fund's shares. Shareholders of record on March 23, 1999 were issued one transferable right for each share owned. The rights entitled shareholders the opportunity to purchase one share of common stock for each three rights held at a subscription price of $8.30 per share. Rights offering costs were approximately $500,000 and broker and dealer manager fees were $1,831,825. The net asset value per share of the Fund's common shareholders was reduced by approximately $.12 per shares as a result of the share issuance.

--------------------------------------------------------------------------------

2    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $170,152,526

                             Proceeds from sales                     182,298,315

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,877,557 for the year ended November 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $33,400 for the year ended November 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the year ended November 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $20,710 to independent trustees. In addition, a one-time fee of $9,868 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,934 of such costs.

--------------------------------------------------------------------------------

4    NOTES PAYABLE           The notes payable represents loans of $50,000,000
                             from Bank of America and State Street Bank and
                             Trust Company at November 30, 2000. The notes bear interest at the London Interbank Offered Rate plus
                             .45% (7.21% at November 30, 2000) which is payable quarterly. The loan amounts and rates are reset periodically under a credit facility which is available until April 1, 2002. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2000 was $51,562,251 with a weighted average interest rate of 6.77%.

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to

NOTES TO FINANCIAL STATEMENTS

                             reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $6,217 and $1,704 respectively, under this arrangement.

--------------------------------------------------------------------------------

6    ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The
                             Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not the market value) by approximately $564,000.
                             Additionally, had this principle been in effect during the fiscal year ended November 30, 2000, the Fund estimates that net investment income would have decreased by approximately $583,000 or $.02 per share (.26% of average net assets), and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HIGH INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Income Trust as of November 30, 2000, the related statements of operations and cash flows for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Kemper High Income Trust at November 30, 2000, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 12, 2001

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of KEMPER HIGH INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.
                             All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 219066
                             Kansas City, Missouri 64121-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    VOLUNTARY CASH
     CONTRIBUTIONS           A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions.
                             Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------

6    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

7    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

10     TRANSFER OF SHARES
       HELD BY AGENT         Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

                             transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

11     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------

13     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will modify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

14     TAX IMPLICATIONS      Shareholders will receive tax information annually,
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper High Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                  For        Withheld
      James E. Akins           26,636,730    981,992
      Linda C. Coughlin        26,692,270    926,452
      James R. Edgar           26,680,108    938,614
      Arthur R. Gottschalk     26,762,890    855,832
      Frederick T. Kelsey      26,768,773    849,949
      Thomas W. Littauer       26,833,840    784,882
      Fred B. Renwick          26,634,453    984,269
      John G. Weithers         26,825,018    793,704

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the trust. This item was approved.

         For      Against   Abstain
      27,014,395  112,472   491,856

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
JAMES R. EDGAR                                                      CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           KATHRYN L. QUIRK                  Assistant Treasurer
                                  Vice President
FREDERICK T. KELSEY
Trustee                           HARRY E. RESIS, JR.
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President

FRED B. RENWICK
Trustee

JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         KEMPER SERVICE COMPANY
                                      P.O. Box 419066
                                      Kansas City, MO 64141
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
KHIT - 2 (1/25/01) 5567
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)